Exhibit 10.1




                                 August 17, 2001


BY FACSIMILE (203) 862-6990

Holders of Series B 7% Convertible Preferred Stock
(Identified on the attached Consent to Amendment
    Holders Signature Page)
c/o Amaranth Trading LLC
Two American Lane
Greenwich, Connecticut 06836-2571
Attention: Michael S. Katz, Esq.

                  Re:      Consent to Amendment

Gentlemen:

     This will confirm the agreement between you (each a "Holder" and collectively, the "Holders") and Educational Video Conferencing, Inc. ("EVCI") regarding EVCI's Certificate of Designations (the "COD") of Series B 7% Convertible Preferred Stock ("Series B Preferred"):

     1. Each Holder hereby irrevocably (subject to the voiding of this agreement pursuant to Paragraph 4 below) consents to the amendment (the "Amendment") of
Section 19(a) of the COD to delete the entirety of such Section contained after the first sentence thereof (the "Amendment Consent").

     2. Each Holder hereby irrevocably waives (subject to the voiding of this agreement pursuant to Paragraph 4 below) any claim of any kind to the payment of dividends pursuant to Section 4(a) of the COD for the period beginning September 22, 2000 and ending September 21, 2001 (the "Waiver"). The Waiver is without prejudice to any legal position EVCI or such Holder may take in the future regarding its right to receive, and EVCI's obligation to pay, any dividends pursuant to Section 4 of the COD with respect to any period commencing after September 21, 2001.

     3. EVCI is simultaneously herewith issuing to Holders its promissory note for $910,000, in the form attached hereto as Exhibit A (the "Note"). EVCI is delivering the Note into escrow, pursuant to the Escrow Agreement referred to in the Note.

     4. This agreement and the Note shall be null and void and of no effect if, prior to October 10, 2001, Nasdaq Stock Market Inc. shall have notified EVCI

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August 17, 2001
Page 2


that the Nasdaq Listing Qualifications Panel (the "Panel"), before which EVCI appeared in July 2001, has decided that EVCI's common stock will be delisted from the Nasdaq SmallCap Market for any reason other than the failure to meet the minimum bid requirement.

     5. Each Holder represents and warrants to EVCI that it is the record and beneficial owner of the percentage of outstanding shares of Series B Preferred of EVCI set forth parenthetically opposite its name on the attached Consent to Amendment Holders Signature Page.

     6. This agreement constitutes the entire agreement among the Holders and EVCI with respect to this subject matter and may not be amended except by a writing signed by all parties. Any waiver of any provision of this agreement shall be in writing and signed by the party granting the waiver.

     7. This agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

     8. In the event of a breach of this agreement, the parties shall have all remedies available to them at law or in equity except that, under no circumstances, other than this agreement becoming null and void under paragraph 4 above, shall the Amendment Consent be revoked, changed, conditioned or otherwise affected.

     9. This letter supercedes in all respects the letter dated August 7, 2001 from EVCI to Amaranth Trading LLC.

     Please indicate your agreement to the foregoing, by signing the Consent to Amendment Holders Signature Page, delivering the executed original thereof to EVCI by mail and a copy by facsimile to (914) 395-4898. For this agreement to become effective, the facsimile of your signed copies thereof must be received by 2:00 p.m. New York City time on August 17, 2001, unless we waive this requirement in writing.

                                            Sincerely yours,

                                            /s/ Dr. Arol I. Buntzman
                                            ------------------------------------
                                            Dr. Arol I. Buntzman
                                            Chairman and CEO

AIB:sd

                              Consent to Amendment
                             Holders Signature Page


AMARANTH TRADING LLC (77%)

By:  Amaranth Advisors, LLC
     (Managing Member)


     By: /s/ Nicholas M. Maounis
        ----------------------------------
         Name:  Nicholas M. Maounis
         Title:    Managing Member


SENECA CAPITAL INTERNATIONAL, LTD. (10%)


By:  /s/ Michael Rosenthal
   ---------------------------------------
     Name:  Michael Rosenthal
     Title: Partner


SENECA CAPITAL, L.P. (5%)


By:  /s/ Michael Rosenthal
   ---------------------------------------
     Name:  Michael Rosenthal
     Title: Partner


MERCED PARTNERS LIMITED PARTNERSHIP (4%)

By:  Global Capital Management, Inc.,
     General Partner


     By:  /s/ Julie K. Braun
        ----------------------------------
         Name:  Julie K. Braun
         Title: Vice President


LAKESHORE INTERNATIONAL, LTD. (4%)

By:  Hunter Capital Management, L.L.C.,
     Investment Manager

By:  Global Capital Management, Inc.
     Member


     By:  /s/ Julie K. Braun
        ----------------------------------
         Name:  Julie K. Braun
         Title: Vice President